Exhibit 10.23

Master Services Agreement

THIS HOSTED SOLUTIONS MASTER SERVICES AGREEMENT (this “Agreement”) is made effective as of June 29th 2005 (the “Effective Date”) by and between Hosted Solutions, LLC (Hosted Solutions) and Channel Advisor, a Delaware corporation (“Customer”).

1.	Services.

Subject to the terms and conditions of this Agreement, during the term of this Agreement, Hosted Solutions will permit Customer to place certain computer hardware and other equipment (the “Equipment) as described more particularly on Hosted Solutions’ Service Order (collectively SO) in the Hosted Solutions Internet Utility Center(s) as identified on the SO and provide to Customer the equipment and services described on the SO attached hereto and incorporated herein or any substantially similar benefits (the “Services”).

2.	Payment.

2.1 Customer will pay the fees for the Services as set forth on the SO.

2.2 Upon execution of this Agreement, Customer shall pay to Hosted Solutions the initial Setup Fee (as set forth on the SO) prior to any installation or setup of the Equipment commences. Fees for the Services shall be billed on a monthly basis in advance. In the event that Customer orders additional Services or additional Equipment to be covered by the Services, such additional Services or Equipment shall be included at mutually agreed upon prices in a written addendum to the SO.

2.3 Payment of all Fees will be due within thirty (30) days of the date of each Hosted Solutions invoice. All payments will be made in U.S. dollars. Late payments hereunder will accrue Interest at a rate of one and one-half percent (1 1/2%) per month, or the highest rate allowed by applicable law, whichever is lower. If in its reasonable judgment Hosted Solutions determines that Customer is not creditworthy or is otherwise not financially secure, Hosted Solutions may, upon written notice to Customer, modify the payment terms to require full payment before the provision of the Services or other assurances to secure Customer’s payment obligations hereunder.

Suspension Or Interruption Of Service for Non-Payment: In the event Customer’s account becomes past due for more than thirty (30) days. Hosted Solutions may, in its sole discretion, suspend, interrupt or disconnect the Services upon ten (10) days written notice to Customer. In the event of such suspension, interruption or disconnection, Customer may be required to post a deposit or such other security, as Hosted Solutions reasonably deems necessary in order to resume receiving the Services.

2.4 All payments required by this Agreement are exclusive of all national, state, municipal or other governmental excise, sales, value-added, use, personal property, and occupational taxes, excises, withholding taxes and obligations and other levies now in force or enacted in the future, all of which Customer will be responsible for and will pay in full, except for taxes based on Hosted Solutions net income.

3.	Customer Obligations.

3.1 Customer agrees that Customer will comply at all times with all applicable laws and regulations and Hosted Solutions general rules and regulations relating to its provision of the Services, as updated by Hosted Solutions from time to time, including, without limitation, Hosted Solutions Acceptable Use Policy. Customer acknowledges that Hosted Solutions exercises no control whatsoever over, and is under no obligation to control, the content of the information passing through its Internet Utility Center or the Equipment, and that it is the sole responsibility of Customer to ensure that the information it transmits and receives complies with all applicable laws and regulations.

3.2 Customer will be fully responsible for any charges, costs, expenses (other than those included in the Services), and third party claims that may result from its use of, or access to, the Hosted Solutions Internet Utility Center(s) and the Equipment. Except with the advanced written consent of Hosted Solutions, Customer’s access to the Hosted Solutions Internet Utility Center will be limited solely to the individuals identified and authorized by Customer to have access to such internet Utility Center in accordance with this Agreement as identified in writing to Hosted Solutions from time to time (“Representatives”). For good cause, including the exercise of any rights under Section 8.5, Hosted Solutions may suspend the right at any Representative or other person to visit the Hosted Solutions Internet Utility Center.

3.3 Customer may not at any time permit any of the Services to be utilized for the provision of any services by Customer to third parties that compete with Hosted Solutions co-location and hosting services, without Hosted Solutions prior written consent.

4.	Confidentiality.

4.1 Each party acknowledges that it will have access to certain confidential information of the other party concerning the other party’s business, plans, customers, technology, and products, including the terms and conditions of this Agreement (“Confidential Information”). Confidential Information will include, but not be limited to, each party’s proprietary software and customer information. Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third party (except as required by law or to that party’s attorneys, accountants and other advisors as reasonably necessary), any of the other party’s Confidential Information and will take reasonable precautions to protect the confidentiality of such information. Upon termination or expiration of this Agreement or upon request of the other party, each party will return all Confidential Information of the other party, including all copies or summaries thereof, in its possession or control to the other party.

4.2 Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party; (ii) becomes known to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party, (iv) is independently developed by the receiving party.

5.	Warranties and Disclaimers.

5.1 Warranties by Customer.

(a) Customer represents and warrants that it owns or has the legal right and authority, and will continue to own or maintain the legal right and authority during the term of this Agreement to place and use the Equipment as contemplated by this Agreement and Customer’s services, products, materials, data, information and Equipment used by Customer in connection with this Agreement as well as Customer’s and its permitted customers’ and users’ use of the Services (the “Business”) does not as of the Effective Date, and will not during the term of this Agreement operate in any manner that would violate any applicable law or regulation.

(b) In the event of any breach, or reasonably anticipated breach, of any of the foregoing warranties, in addition to any other remedies available at law or in equity, Hosted Solutions will have the right to immediately, in Hosted Solutions sole discretion, to suspend any of the Services or exclude or remove from any of Hosted Solutions equipment or to restrict access to any material or data of Customer which Hosted Solutions determines may violate or infringe any law or third party rights or which may expose Hosted Solutions to any civil or criminal liability.

5.2 Warranties and Disclaimers by Hosted Solutions.

(a) Hosted Solutions’ Service Commitment and remedy for interruption of service are detailed and attached as Appendix A & B of the Master Services Agreement. Customer has read, understood, and agrees to these documents.

THIS WARRANTY DOES NOT APPLY TO ANY SERVICES THAT EXPRESSLY EXCLUDE THIS WARRANTY (AS DESCRIBED IN SO). THIS SECTION 5.2(a) STATES CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY FAILURE BY HOSTED SOLUTIONS TO PROVIDE THE SERVICES.

(b) EXCEPT FOR THE EXPRESS WARRANTY SET OUT IN SUBSECTION (a) ABOVE, THE SERVICES ARE PROVIDED ON AN “AS IS” BASIS, AND CUSTOMER’S USE OF THE HOSTED SOLUTIONS INTERNET UTILITY CENTER (S) AND THE SERVICES IS AT

ITS OWN RISK. HOSTED SOLUTIONS DOES NOT MAKE, AND HEREBY DISCLAIMS. ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. OTHER THAN AS SET FORTH IN APPENDIX A & B. HOSTED SOLUTIONS DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE.

6.	Limitations of Liability.

6.1 EACH REPRESENTATIVE AND ANY OTHER PERSONS VISITING THE HOSTED SOLUTIONS INTERNET UTILITY CENTERS DOES SO AT ITS OWN RISK AND HOSTED SOLUTIONS ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS RESULTING FROM ANY CAUSE OTHER THAN HOSTED SOLUTIONS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PERSONAL INJURY TO SUCH PERSONS DURING SUCH A VISIT.

6.2 HOSTED SOLUTIONS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS RELATING TO, CUSTOMER’S BUSINESS RESULTING FROM ANY CAUSE WHATSOEVER, OTHER THAN FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF HOSTED SOLUTIONS OR A BREACH OF THIS AGREEMENT BY HOSTED SOLUTIONS. CERTAIN CUSTOMER EQUIPMENT MAY BE DIRECTLY ACCESSIBLE BY OTHER CUSTOMERS. HOSTED SOLUTIONS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS OF, ANY CUSTOMER EQUIPMENT RESULTING FROM ANY CAUSE OTHER THAN HOSTED SOLUTIONS GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF THIS AGREEMENT. TO THE EXTENT HOSTED SOLUTIONS IS LIABLE FOR ANY DAMAGE TO, OR LOSS OF, THE CUSTOMER EQUIPMENT FOR ANY REASON, SUCH LIABILITY WILL BE LIMITED SOLELY TO THE THEN-CURRENT REPLACEMENT COST OF THE CUSTOMER’S EQUIPMENT SO DAMAGED.

6.3 EXCEPT AS SPECIFIED IN SECTIONS 6.1 AND 6.2, IN NO EVENT WILL HOSTED SOLUTIONS BE LIABLE TO CUSTOMER, ANY REPRESENTATIVE, OR ANY THIRD PARTY FOR ANY CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR OTHERWISE. INCLUDING ANY LOST REVENUE, LOST PROFITS, REPLACEMENT GOODS, LOSS OF TECHNOLOGY, RIGHTS OR SERVICES. INCIDENTAL, PUNITIVE. INDIRECT OR CONSEQUENTIAL DAMAGES, LOSS OF DATA, OR INTERRUPTION OR LOSS OF USE OF SERVICE OR CUSTOMER’S BUSINESS. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WHETHER UNDER THEORY OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, HOSTED SOLUTIONS MAXIMUM AGGREGATE LIABILITY TO CUSTOMER RELATED TO OR IN CONNECTION WITH THIS AGREEMENT WILL BE LIMITED TO THE TOTAL AMOUNT PAID BY CUSTOMER TO HOSTED SOLUTIONS HEREUNDER FOR THE PRIOR TWELVE (12) MONTH PERIOD.

7.	Indemnification.

7.1 Hosted Solutions will indemnify, defend and hold Customer harmless from and against any and all cost, liabilities, losses, and expenses (including, but not limited to, reasonable attorney’s fees) (collectively, “Losses”) resulting from any claim, suit, action, or proceeding (each, an “Action”) brought against Customer alleging personal injury to Customer’s Representatives from Hosted Solutions’ gross negligence or willful misconduct.

7.2 Customer will indemnity, defend and hold Hosted Solutions, its affiliates and customers harmless from and against any and all Losses resulting from or arising out of any third party Action brought by or against Hosted Solutions, its affiliates or customers alleging: (i) any damages arising from the Equipment, Customer’s Business or Customer’s use of the Services; or (ii) any damage or destruction to the Hosted Solutions Internet Utility Center or the equipment of Hosted Solutions or any other customer by Customer or Representative(s) or Customer designees.

8.	Term and Termination.

8.1 This Agreement shall be for the term specified by Customer on the SO, as applicable (the “Initial Term”) and then concurrently as additional SO agreements are signed, unless earlier terminated according to the provisions of this Section 8. Upon completion of the Initial Term, this Agreement will revert to a month to month Term unless otherwise terminated in accordance with Section 8.2 below. The Initial Term and all extensions thereof are collectively referred to herein as the “Term” of this Agreement. The term will start on the first day of the first billing month after parties sign this Agreement. Customer may terminate this Agreement prior to the end of the Initial Term or any extension thereof in accordance with the Cancellation section herein.

8.2. Either party will have the right to terminate this Agreement immediately upon written notice if the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice of the same, except in the case of failure to pay fees, which must be cured within five (5) days after receipt of written notice from Hosted Solutions. Additionally, Customer will have the right to terminate this Agreement prior to the conclusion of the Initial Term provided that a 30-day written notice is accompanied with full payment for the remainder of the initial Term.

8.3 Customer will remove all Equipment from the Hosted Solutions Internet Utility Centers within five (5) days of such expiration or termination of this Agreement. Dedicated server equipment included in the Services shall remain in the possession of Hosted Solutions and Customer shall have no further liability with respect to such dedicated server equipment. If Customer does not remove the Equipment within such five-day period, Hosted Solutions will have the option to (i) move any and all such Equipment to secured storage and charge Customer for the cost of such removal and storage, and/or (ii) liquidate the Equipment in any reasonable manner.

8.4 In the event that Customer fails to pay Hosted Solutions all amounts owed to Hosted Solutions under this Agreement when due, and Customer’s account remains past due for more than thirty (30) days. Hosted Solutions may, in its sole discretion following suspension of Services in accordance with Section 2.3 above, and upon written notice to Customer, take possession of any Equipment and store it, at Customer’s expense, until taken in full or partial satisfaction of any lien or judgment, all without being liable to prosecution or for damages.

8.5 The following provisions will survive any expiration or termination of the Agreement: Sections 2, 3, 4, 5, 6, 7, 8 and 9.

9.	Miscellaneous.

9.1 Force Majeure. Except for the obligation to pay money, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including acts of war, acts of terrorism, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act or failure of the internet.

9.2 No Lease. This Agreement is a service agreement and is not intended to and will not constitute a lease of, or a grant of any interest in, any real or personal property of Hosted Solutions. Customer acknowledges and agrees that it has been granted only a license to occupy and use the Hosted Solutions Internet Utility Center and any equipment provided by Hosted Solutions in accordance with this Agreement.

9.3 Non-Solicitation. During the period beginning on the Effective Date and ending on the first anniversary of the termination or expiration of this Agreement in accordance with its terms. Customer agrees that it will not, and will ensure that its affiliates do not, directly or indirectly, solicit or attempt to solicit for employment any persons employed by Hosted Solutions during the Term of this Agreement who provided Services to Customer, provided, however, this shall in no way restrict Customer from placing advertisements from employment that may indirectly result in the solicitation of employment of Hosted Solutions employees.

9.5 Governing Law; Severability. This Agreement is made under and will be governed by and construed in accordance with the laws of the State of North Carolina (except that body of law controlling conflicts of law). Any dispute relating to the terms, interpretation or performance of this Agreement shall be brought in the state or federal courts located in Wake County, North Carolina and both parties hereby submit to the jurisdiction of such courts.

9.6 Assignment. Either party may assign its rights or delegate its duties under this Agreement either in whole or in part with prior written consent of the other party, which consent shall not be unreasonably withheld. Any attempted assignment or delegation without such consent will be void, provided however, that the transfer of this agreement in connection with a merger or sale of the business shall not be considered an assignment for purposes of Section 9.6. This Agreement will bind and inure to the benefit of each party’s successors and permitted assigns.

9.7 Relationship of Parties. Hosted Solutions and Customer are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Hosted Solutions and Customer. Neither Hosted Solutions nor Customer will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent, except as otherwise expressly provided herein.

9.8 Entire Agreement; Counterparts. This Agreement, Including all documents incorporated herein by reference, constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes and replaces any and all prior or contemporaneous discussions, negotiations, understandings and agreements, written and oral, regarding such subject matter.

9.9 ACCEPTABLE USES. Customer shall at all times adhere to the Hosted Solutions Acceptable Use Policy (AUP), as amended from time to time by Hosted Solutions effective upon posting of the revised policy on the Hosted Solutions website, currently located at www.hostedsolutions.com/sla/aup.pdf. In event of a change to the AUP Hosted Solutions will provide all customers with written notice no less than (30) days prior to the adoption of the change. Notwithstanding anything to the contrary contained herein, Hosted Solutions may immediately take corrective action, including disconnection or discontinuance of any and all Services, or terminate this Agreement in the event of notice of possible violation by Customer of the Hosted Solutions Acceptable Use Policy. In the event Hosted Solutions takes corrective action due to a violation of the Hosted Solutions Acceptable Use Policy. Hosted Solutions shall not refund to Customer any fees paid in advance of such corrective action, provided however, that if such corrective action is a result of a change in the Hosted Solutions Acceptable Use Policy, then Hosted Solutions shall refund any fees paid by Customer in advance of the notice of such change for Services not provided to Customer as a result of the corrective action.

9.10 DATA BACKUP AND RESTORATION. Provided Customer has paid the fees set forth in the SO. Hosted Solutions will provide Customer the following backup and data restoration services:

Backup. Hosted Solutions will backup all files and file systems designated by Customer (“Files”) by establishing a network connection from Customer’s Equipment to Hosted Solutions’ storage infrastructure. Hosted Solutions will backup the Files within a predetermined eight (8) hour window during each seven (7) day period (the “Backup Period”). Hosted Solutions’ standard plan is to provide one (1) full backup that stores the complete Files to tape, and then six (6) incremental backups that store transaction logs to tape during each Backup Period.

Retention. Full File Retention and transaction logs stored on tape (“Stored Files”) will be retained for at least twenty-eight (28) days, incremental retention is saved for (14) days after which. Hosted Solutions may, at its option, destroy the Stored Files. Unless otherwise designated, Stored Files will be retained on Hosted Solutions’ business premises. At Customer’s option, the Stored Files will be retained at a facility of Hosted Solutions’ choice outside of the Hosted Solutions’ business premises for the fees specified on the Service Order.

Restoration. Restoration of Stored Files that are retained on Hosted Solutions’ business premises to Customer’s Equipment will begin within thirty (30) minutes of Customer’s request.

Availability. Customer agrees that Hosted Solutions will not be in breach of this Agreement if its failure to provide the Services is due to scheduled down-time for backup and restore utility maintenance, network and utility outages, and other force majeure events set forth in this Agreement.

Customer Permission. Customer expressly grants Hosted Solutions and Hosted Solutions’ third party service providers, for the purpose of providing the data backup and restoration services, the right to access the Customer Equipment and the right to reproduce the Files.

9.11 ADDITIONAL SERVICES. Co-location and Dedicated Server Services that are added via Service Order during the Term of this Agreement shall be based on pricing established by the original Service Order Numbers HOS3277 & HOS3280. These services will be amortized over the remaining months on the 60 month Agreement.

Disclaimer: CUSTOMER AGREES AND ACKNOWLEDGES THAT THE DATA BACKUP AND RESTORATION SERVICES ARE NOT INTENDED TO BE A COMPREHENSIVE DISASTER RECOVERY SOLUTION. HOSTED SOLUTIONS MAKES NO COMMITMENT UNDER THE DATA BACKUP AND RESTORATION SERVICES TO REPLACE OR REPAIR SERVERS OR OTHER EQUIPMENT, OTHER THAN SERVERS OR OTHER EQUIPMENT PROVIDED BY HOSTED SOLUTIONS AS A PART OF THE SERVICES UNDER THIS AGREEMENT.

Appendix A – Infrastructure Service Commitment

Infrastructure Services Availability Commitment Scope:

Hosted Solutions’ Infrastructure Services Availability Commitment is to have the Hosted Solutions Internet Utility Center (IUC) Infrastructure Components available an average 99.999% of the time.

The Infrastructure Components include the IUC internal services network, connecting network to the Internet, IUC power systems, and IUC HVAC systems.

Infrastructure Services Maintenance Events Scope:

Maintenance Events shall mean any maintenance of the Hosted Solutions Infrastructure Services:

Planned Maintenance Events – Normal maintenance activities that may or may not disrupt service:

(a)	Of which Customer is notified 7 days in advance, and

(b)	That is performed during a standard maintenance window on Sundays from 3 AM to 6 AM local time of the Hosted Solutions IUC at which Customer’s equipment is located. Notice of Planned Maintenance Events will be provided to Customer’s designated point of contact by a method elected by Hosted Solutions (telephone, email, fax or pager).

Planned Emergency Maintenance Events – Maintenance required due to degradation of service:

(a)	Of which Customer is notified 24 hours in advance if conditions permit, and

(b)	That is performed during a maintenance window any day from 3 AM to 6 AM local time of the Hosted Solutions IUC location at which Customer’s equipment is located. Notice of Planned Emergency Maintenance Events will be provided to Customer’s designated point of contact by a method elected by Hosted Solutions (telephone, email, fax or pager).

Unplanned Emergency Maintenance Events – Maintenance required due to loss of service:

(a)	Hosted Solutions will utilize best efforts to notify Customer in advance if conditions permit.

Service Availability Commitment Process:

If Hosted Solutions determines in its reasonable commercial judgment that the Customer’s Service is unavailable due to an outage caused solely by the IUC Infrastructure Components of the service managed exclusively by Hosted Solutions, that outage will be used to calculate Service Unavailability for the remedies provided below. Service Unavailability consists of the number of minutes that the Hosted Solutions IUC Infrastructure Components was not available to Customer, resulting in inaccessibility to Customer server, and includes unavailability associated with any maintenance at the Hosted Solutions IUC in which Customer’s equipment is installed other than Planned and Planned Emergency Maintenance Events. Outages will be counted as Service Unavailability only if Hosted Solutions notifies Customer of the outage in accordance with the Outage Reporting Commitment set forth below or if Customer opens a trouble ticket with Hosted Solutions Customer Support within two days of the outage. Service Unavailability will not include any unavailability resulting from (a) any Customer access circuits, (b) Customer’s applications, equipment, server hardware and operating system, or other facilities, (c) acts or omissions of Customer, or any use or user of the service authorized by Customer or (d) reasons of Force Majeure (as defined in the applicable service agreement).

Service Availability Commitment Remedy:

If Hosted Solutions so determines that the Service Availability does not achieve a cumulative of 99.999% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customer’s account for such month the pro-rated charges amounting to 10% of the Monthly Recurring Fee for that Service.

Or, if Hosted Solutions so determines that the Service Availability does not achieve a cumulative of 99.9% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customer’s account for such month the pro-rated charges amounting to 25% of the Monthly Recurring Fee for that service.

Or, if Service Availability does not achieve a cumulative of 99% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customer’s account for such month the pro-rated charges amounting to 50% of the Monthly Recurring Fee for that service.

Credits will not apply to data transfer charges or to charges for services other than the Monthly Recurring Fee for the Service for which this Commitment was not met. Customers with multiple Servers will not receive credits for unaffected Servers. Customer’s account shall not be credited more than once per month under this Service Availability Commitment and shall not exceed 50% of the Monthly Fee for that Service.

Appendix B – Dedicated Hosting Service Commitment

Service Availability Commitment Scope:

Hosted Solutions’ Service Availability Commitment is to have Customer’s Server available virtually all of the time. Specifically this applies to the following Dedicated Equipment:

All Dell Server Hardware provided via the Hosted Solutions Dedicated Services offering.

Hosted Solutions Internet Utility Center Maintenance Events Scope:

Maintenance Events shall mean any maintenance in the Hosted Solutions Internet Utility Center (IUC) at which Customer’s Server is located excluding Access and Internet Provider(s) equipment or facilities:

Planned Maintenance Events – Normal maintenance activities that may or may not disrupt service:

(a)	Of which Customer is notified 9 days in advance, and

(b)	That is performed during a standard maintenance window on Sundays from 3 AM to 6 AM local time of the Hosted Solutions IUC at which Customer’s Server is located. Notice of Planned Maintenance Events will be provided to Customer’s designated point of contact by a method elected by Hosted Solutions (telephone, email, fax, or pager).

Planned Emergency Maintenance Events – Maintenance required due to degradation of service:

(a)	Of which Customer is notified 48 hours in advance if conditions permit, and

(b)	That is performed during a maintenance window any day from 3 AM to 6 AM local time of the Hosted Solutions IUC at which Customer’s Server is located. Notice of Planned Emergency Maintenance Events will be provided to Customer’s designated point of contact by a method elected by Hosted Solutions (telephone, email, fax, or pager).

Unplanned Emergency Maintenance Events – Maintenance required due to loss of service:

(b)	Hosted Solutions will utilize best efforts to notify Customer in advance if conditions permit.

Service Availability Commitment Process:

If Hosted Solutions determines in its reasonable commercial judgment that the Server is unavailable due to a Server outage caused solely by the items of the server managed exclusively by Hosted Solutions, that outage will be used to calculate Server Unavailability for the remedies provided below. A Server shall be deemed to be unavailable if the Server is not responding to response requests issued to the Server’s Operating System by Hosted Solutions’ monitoring software due to either a failure of the Server hardware or the Server operating system software. Outages will be counted as Server Unavailability only if Hosted Solutions notifies Customer of the outage in accordance with the Outage Reporting Commitment set forth below or if Customer opens a trouble ticket with Hosted Solutions Customer Support within two days of the outage. Hosted Solutions’ records and data shall be the basis for all service availability calculations and determinations. Planned and Planned Emergency Maintenance Events shall not be deemed to be Server Unavailability. Unavailability of Customer’s Server due to Customer’s information content or application programming, acts of Customer or its agents, or events of Force Majeure shall not be deemed Server Unavailability for the purpose of this Commitment

Service Availability Commitment Remedy:

If Hosted Solutions so determines that the Server Availability does not achieve a cumulative of 99.95% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customer’s account for such month the pro-rated charges amounting to 10% of the Monthly Recurring Fee for that Server.

Or, if Hosted Solutions so determines that the Server Availability does not achieve a cumulative of 99.9% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customer’s account for such month the pro-rated charges amounting to 25% of the Monthly Recurring Fee for that Server.

Or, if Hosted Solutions so determines that the Server Availability does not achieve a cumulative of 99% for any calendar month (based upon an average 30-day month), Hosted Solutions, upon Customer’s request, will credit Customers account for such month the pro-rated charges amounting to 50% of the Monthly Recurring Fee for that Server.

Credits will not apply to data transfer charges or to charges for services other than the Monthly Recurring Fee for the Server for which this Commitment was not met. Customers with multiple Servers will not receive credits for unaffected Servers. Customer’s account shall not be credited more than once per month under this Service Availability Commitment and shall not exceed 50% of the Monthly Fee for that Service.

Outage Reporting Guarantee Scope:

Hosted Solutions’ Outage Reporting Guarantee is to notify Customer within 30 minutes after Hosted Solutions’ determination that Customer’s server is unavailable. Hosted Solutions’ standard procedure is to request response from the Customer’s server every five minutes. If Customer’s server does not respond after two consecutive five-minute request cycles. Hosted Solutions will deem the service unavailable and will contact Customer’s designated primary, and if necessary, secondary point of contact by a method elected by Hosted Solutions (telephone, email, fax, or pager).

Hosted Solutions will maintain additional inventory of all hardware/software utilized by Customer. In the event of a hardware failure, Hosted Solutions will immediately replace the faulty hardware at no additional cost to Customer.

Outage Reporting Guarantee Process:

The Outage Reporting Guarantee is applicable only to the service provided and is applicable only if Customer completes Hosted Solutions’ Customer Information Form in its entirety. Customer is solely responsible for providing and maintaining to Hosted Solutions accurate and current contact information for Customer’s designated points of contact. Hosted Solutions will be relieved of its obligations under this Outage Reporting Guarantee if Hosted Solutions’ contact information for Customer is out of date or inaccurate due to Customer’s action or omission, if the Customer’s designated points of contact fail to respond to contact requests from Hosted Solutions, or if Hosted Solutions’ failure is due to reasons of Force Majeure (as defined in the applicable service agreement).

Outage Reporting Guarantee Remedy:

If Hosted Solutions falls to meet the Outage Reporting Guarantee, at Customer’s request Customer’s account shall be credited the pro-rated charges for one day of the Hosted Solutions Monthly Fee for the service with respect to which this Guarantee has not been met; provided, that Customer may obtain no more than one credit per day, irrespective of how often in that day Hosted Solutions failed to meet the Outage Reporting Guarantee.

This SLA does NOT apply to the following Hardware:

2 – Cisco PIX 51SE Firewalls provided via the Hosted Solutions Dedicated Services offering.

2 – Cisco Catalyst 4507R switches provided via the Hosted Solutions Dedicated Services offering.

3 – Cisco 3750 switches provided via the Hosted Solutions Dedicated Services offering.

1 – All Dell / EMC SAN Hardware provided via the Hosted Solutions Dedicated Services offering.

2 – F5 Big IP 1500 load balancers provided via the Hosted Solutions Dedicated Services offering.

***This Hardware will be supported by a 24×7×365×4 vendor maintenance agreement***

Customer’s and Hosted Solutions’ authorized representatives have read the foregoing and all documents incorporated therein and agree and accept such terms effective as of the date first above written.

CUSTOMER		HOSTED SOLUTIONS

Signature		Signature:

Print Name:	M. Scot Wingo	Print Name:	Rich Lee

Title:	President & CEO	Title:	CEO

Date:	6/29/05	Date:	6/29/05

ADDENDUM TO THE MASTER SERVICES AGREEMENT FOR HOSTED SOLUTIONS

The Master Services Agreement between Hosted Solutions and the Customer named below is amended as follows:

THE MASTER SERVICES AGREEMENT IS AMENDED AS FOLLOWS:

1. The first sentence of section 2.3 is deleted in its entirety and replaced with the following:

“Payment of all Fees will be due within sixty (60) days of the date of each Hosted Solutions invoice.”

2. Section 9.11 is deleted in its entirety.

Hosted Solutions		ChannelAdvisor

BY:		BY:

PRINT NAME:	Malcolm Clarke	PRINT NAME:	Scot Wingo

PRINT TITLE:	CFO	PRINT TITLE:	CEO

DATE SIGNED:	4/1/09	DATE SIGNED:	4/1/09

Exhibit 10.23

(continued)

*** Text Omitted and Filed Separately Confidential Treatment Requested Under 17 CFR §§ 200.80(b)(4) and 230.406

Sales Order
	Document Date	3/1/2012
4120 Main at North Hills Ave	Document #	002-00-406196
Suite 230	Page 1 of 2
Raleigh NC 27609
US	Location	Raleigh, NC
(919)852-0690	Expires	3/31/2012
	Sales Rep	Samantha Rode
	Sales Rep Email	srode@hostedsolutions.com
	Sales Rep Phone Number	(919) 882-3057
Sales Engineer
Client	Installation POC	810 ChannelAdvisor - Parent : J…

ChannelAdvisor - Parent
2701 Aerial Center Parkway
Morrisville NC 27560

Qty	Item	Description	Rate	Ext	Note
[***]	Bandwidth (Carolinas) 95th Percentile over 100Mb - Recurring	Hi-Touch Internet Services 1Mbps Bandwidth Measured by 95th Percentile (Burstable to 1Gbps)	[***]	[***]
- 1Gbps Ethernet Connection to the Internet.
- Includes Redundant Internet Uplink
- Access to Multiple GigE IP Connections.
- Additional Bandwidth (overage):
1Mbps/$200 (95th Percentile)

[***]	Bandwidth (Carolinas) 95th Percentile over 100Mb - Setup Fee	Setup Fee	[***]	[***]

[***]	Alert Logic Invision Sensor TM3040 - Recurring	Hi-Touch Managed IDS Services Alert Logic Invision Sensor TM 3040 (1500 Nodes 250Mbps)	[***]	[***]
- PCI Certified Scanning
- On-demand Scheduling Flexibility for both Internal and External Scanning
- Comprehensive Compliance Reporting (PCI, GLBA, SOX, and HIPAA)
- Requires Managed Switch with Port Mirroring Capabilities

[***]	Alert Logic Invision Sensor TM3040 - Setup Fee	Setup Fee	[***]	[***]

[***]	Active Watch Service for TM 3040 - Premium - Recurring	Hi-Touch Managed IDS Services Alert Logic Active Watch Service for TM 3040 - Premium	[***]	[***]
- Real time monitoring, 30 min. escalation
- Requires Alert Logic Threat Manager Appliance

[***]	Active Watch Service for TM 3040 - Premium - Setup Fee	Setup Fee	[***]	[***]

[***]	Dual 1 Phase 20A 120VAC Circuits - Raleigh - Recurring	Hi-Touch Facility Services Dual 20A 120VAC Circuits	[***]	[***]
- (16) Amps of Useable power via Dual Feeds.
- Two (2) Power strips and Standard Receptacles (L5-20R) included.
* Power Overage: $50 / Amp

[***]	Dual 1 Phase 20A 120VAC Circuits - Raleigh - Setup Fee	Setup Fee	[***]	[***]

	Recurring Total:	Setup Total:

	[***]	[***]

Contract Term (months): 36

[***]	Certain confidential information in this document, marked by bracketed asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to the omitted portions.

Sales Order
	Document Date	3/1/2012
4120 Main at North Hills Ave	Document #	002-00-406196
Suite 230	Page 2 of 2
Raleigh NC 27609
US
(919)852-0690

Qty	Item	Description	Rate		Ext		Note
[***]	Dual 1 Phase 30A 208VAC Circuits - Raleigh - Recurring	Hi-Touch Facility Services Dual 30A 208VAC Circuits	[***	]	[***	]
- (24) Amps of Useable power via Dual Feeds.
- Standard Receptacles (L6-30R) included.
* Power Overage: $70 / Amp - Customer Provided PDU(s)

[***]	Dual 1 Phase 30A 208VAC Circuits - Raleigh - Setup Fee	Setup Fee	[***	]	[***	]

[***]	Full Cabinet Colocation in Cage - High Density - Recurring	Hi-Touch Colocation Services Full Cabinet Colocation within Secured Cage - High Density	[***	]	[***	]
- 40u Usable Colocation Space within Caged Space
- IP Addresses Included Upon Justification
- Hands and Eyes Support Included
** Standard Power Capacity: 8.0 kW per 40U
** Power not included

[***]	Full Cabinet Colocation in Cage - High Density - Setup Fee	Setup Fee	[***	]	[***	]

[***]	Full Cabinet Colocation within Secured Cage - Recurring	Hi-Touch Colocation Services Full Cabinet Colocation within Secured Cage	[***	]	[***	]
- 40u Usable Colocation Space within Caged Space
- IP Addresses Included Upon Justification
- Hands and Eyes Support Included
** Standard Power Capacity: 4.0 kW per 40U
** Power not included

[***]	Full Cabinet Colocation within Secured Cage - Setup Fee	Setup Fee	[***	]	[***	]

[***]	Discount - Colocation	Discount on colocation services	[***	]	[***	]

	Recurring Total:	Setup Total:
			Total				[***	]
	[***]	[***]

Contract Term (months): 36

[***]	Certain confidential information in this document, marked by bracketed asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to the omitted portions.